Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


         (value artwork)

VALUE    Annual Report
         2001

DELAWARE
REIT Fund


[graphic omitted] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience
o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $80 billion in assets as of September 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.


(C)Delaware Distributors, L.P.

Table
  of Contents

Letter to Shareholders                   1

Portfolio Management Review              3

New at Delaware                          6

Performance Summary                      7

Financial Statements:

  Statement of Net Assets                9

  Statement of Operations               11

  Statements of Changes in Net Assets   12

  Financial Highlights                  13

  Notes to Financial Statements         18

  Report of Independent Auditors        21

Letter
  to Shareholders


Recap of Events
The fiscal year ended October 31, 2001, was a challenge for most investors. Shaky stock market conditions throughout the period worsened immediately following the terrorist attacks of September 11(th). The weakening U.S. economy left investors disappointed and discouraged.

In November of 2000, stocks were already giving up many of the strong gains achieved during the latter half of the 1990s. As the economy weakened last winter, those struggles turned into an extended bear market that severely challenged stock investors.

During the fiscal year ended October 31, 2001, real estate investments continued to be attractive to investors concerned about stock market volatility. Amid the economic downturn, U.S. real estate markets remained relatively strong. Delaware REIT Fund returned +10.27% during the fiscal year (Class A shares at net asset value with dividends and distributions reinvested), while the Fund's peer group, as measured by the 151 funds in the Lipper REIT Funds Average, gained +9.01% for the same period. The Funds benchmark index, the NAREIT Equity REIT Index, gained +14.90% for the same period.

The stock market's volatile year was initially magnified by the events of September 11(th), when markets experienced an unexpected jolt. The terrorist attacks brought about a new series of trials for our country, and for the markets as well. The attacks have far reaching implications for both U.S. policymaking and for the economy.


Delaware REIT Fund
November 13, 2001

Between September 11, 2001, and the close of your Fund's fiscal year, the U.S. economy was clearly dealt a blow. While some indicators during the summer had been pointing to a recovery beginning in late 2001, that recovery has likely been pushed well into next year.

Between September 11, 2001, and the close of your Fund's fiscal year, the U.S. economy was clearly dealt a blow.

While the markets have been characterized by a very unclear short-term outlook, the good news is that much has been done to help steer the U.S. economy toward growth. The U.S. Federal Reserve began cutting interest rates aggressively in January 2001. The income tax cut enacted earlier this year should also help stimulate our economy, as should financial aid packages for the airline and insurance industries that were approved following the attacks. Furthermore, the Securities and Exchange Commission relaxed rules in September to temporarily allow U.S. corporations to more easily repurchase shares of their own stock. In our opinion, all of this combines to create fuel for the economy. We think it is likely that the U.S. will see economic expansion before long.


Outlook
The U.S. has responded with great fortitude to the events of recent months. However, with international events currently hard to predict, we believe that any forecast of short-term market performance is imprudent.


Total Return
For the period ended October 31, 2001                           One Year
Delaware REIT Fund Class A Shares                                +10.27%
NAREIT Equity REIT Index                                         +14.90%
Lipper REIT Funds Average (151 funds)                             +9.01%

--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the NAREIT Equity REIT Index can be found on pages 7 and 8. The Lipper category represents the average return of a peer group of REIT mutual funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

We believe that stock market volatility during the past year has created an increased interest in REITs. Although stocks seem more attractive than they did six months ago, we expect broad market volatility to continue until the economy clearly picks up steam. This could mean that the renewed interest in REITs will prove to be lasting. Assuming continued fundamental strength in the real estate markets which is not a given in the current economic environment REITs could remain an appealing investment option to investors looking for relative earnings stability amidst broad market volatility.


We believe that REITs continue to be a sound, long-term total return investment. As an asset class, REITs provide the opportunity for both capital appreciation and current income. Exposure to the real estate markets also offers some degree of diversification within an investment portfolio. For help in determining the role REITs should play in your portfolio, contact your investment advisor.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.
----------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
----------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                     Delaware REIT Fund
  Management Review                                            November 13, 2001

Fund Managers
Damon J. Andres
Portfolio Manager
Thomas J. Trotman
Portfolio Manager

The Funds Results
For the fiscal year ended October 31, 2001, the Delaware REIT Fund posted a +10.27% total return (Class A shares at net asset value with dividends and distributions reinvested). REITs enjoyed renewed interest during the year, as investors reallocated assets away from the struggling technology and industrial markets. REITs have historically generated attractive yields and strong returns, and because they tend not to move in sync with the stock market, they offer investors an attractive way to increase portfolio diversification. REIT funds are subject to the risks associated with concentrated investments in a single industry.

The tragedy of September 11(th)sent the stock markets reeling. While we had no direct exposure to properties that were damaged in the World Trade Center tragedy, roughly 20-30% of the portfolio had exposure to REITs with New York City property holdings. As we will explain, this actually proved beneficial to the Fund in some instances.

Early in the year, we shifted our focus from higher growth companies to more conservative enterprises a strategy that clearly benefited the Fund. In light of the economic slowdown, we continue to focus on stocks of companies that we believe will perform well over the long-term. Our approach centers on uncovering companies that are selling at attractive valuations and which offer strong cash flows with the potential for consistent growth of dividends.

Portfolio Highlights
The events of September 11(th)had a dramatic impact on the lodging industry which was already weakened by the economic slowdown. Because hotels lease space using a non-contractual agreement meaning they renew on a daily basis they are by nature higher risk.

When we last reported to you in May, we had increased our allocation to lodging REITs because we believed the industry offered attractive value. Historically, hotels have generated strong dividends, making them one of the highest yielding sectors in the REIT market. We later sold some positions based on our conviction that they had reached fair value. This lighter weighting proved beneficial to the Fund in the wake of the September 11(th)tragedy. Given the marked drop in travel, it is expected that most hotels have, or will, cut or eliminate their dividends in the foreseeable future. We believe that on a long-term basis, the lodging sector may offer opportunity once the industry stabilizes. While we will maintain a light weighting versus the benchmark in the near-term, we seem to opportunistically evaluate each situation in hopes of repurchasing these stocks at more attractive valuations.

During the fiscal year, office REITs remained one of our largest sectors. While demand for office space slowed in response to the economic downturn, we now believe that any negative impact of a stagnant economy has been reversed for these companies.

Approximately 20-25 million square feet of office space was eliminated in New York Citys World Trade Center district on September 11(th). The resulting supply/demand imbalance has benefited existing landlords, as affected companies seek relocation. SL Green Realty (SLG), a Manhattan office manager and one of our largest holdings, had been experiencing slower rental rate growth. Confronted with renewed demand, occupancy levels are now forecasted to be flat-to-up over the next 6 to 12 months. Contrary to media speculation about price gouging among companies attempting to profit in the aftermath, SL Green instituted a flat rent rate policy for any tenant relocating as a result of the World Trade Center tragedy.

Confronted with concerns of how the retail REIT sector would fare amid a continued economic slowdown, we trimmed our exposure during the second half of the Fund's fiscal year. Recently, retail REIT stocks have been under scrutiny amid intense speculation about the direction of consumer spending. We believe that this decline is largely unwarranted and that perception issues have fueled the sectors negative performance. As a result, were carefully monitoring the industry and have recently increased our exposure to select areas of the regional mall sector that we believe offer strong fundamentals.

The healthcare industry plagued by trouble in past years proved to be one of the Funds best performing sectors during the fiscal year. Our position in nursing home owner Nationwide Health Properties, generated extremely attractive financial performance, and the security we hold achieved stronger than anticipated gains. However, our light weighting in this security compared to our benchmark contributed to the portfolio's underperformance.

Defensive sectors of the REIT market, including manufactured homes, have performed well despite a slowing economy. A significant allocation in this sector compared to the benchmark weighting contributed favorably to performance during the fiscal year. We think manufactured home companies remain attractive investments because they provide consistent cash flow with very low turnover. While an apartment complex typically can't raise rent in a weak economy, a manufactured home can generate annual rate increases regardless of market conditions. As a result, these monthly land-lease arrangements offer attractive income that is relatively recession-proof.

Sector Allocation
As of October 31, 2001

Office 20.7%
Multifamily 13.7%
Mall 11.8%
Office/Industrial 10.5%
Industrial 10.2%
Real Estate Operating Companies 7.6%
Retail Strip Centers 7.3%
Manufactured Housing 6.0%
Diversified 5.0%
Healthcare 1.8%
Hotel 0.7%



Outlook
Despite an uncertain economic future, we are confident that REITs will better sustain the effects of slower growth than other areas of the equity market, largely because real estate remains a necessary asset in both up and down markets.

By employing a bottom-up, security-by-security selection process, we remain focused on quality and stability of cash flow. Meanwhile, we are confident that the Fund is well-positioned to generate attractive income and returns going forward.

Portfolio Characteristics

October 31, 2001
------------------------------------------------------------
Median Market Capitalization                   $1.72 billion
------------------------------------------------------------
Price to Funds from Operations Ratio*                   14.7
------------------------------------------------------------
Current 30-day SEC Yield**                             4.02%
------------------------------------------------------------
Portfolio Turnover                                       61%
------------------------------------------------------------

* This is a measure of a REIT funds cash flow from rents and management fees. It is comparable to the price-to-earnings (P/E) ratio for the S&P 500 Index.

**   For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yields as of October 31, 2001 for Class B, C, Institutional Class, and Real Estate Investment Trust Portfolio Class shares were +3.51%, 3.51%, 4.51%, and 4.51%, respectively. The average annual total returns can be found on page 7.

Understanding the Role of REITs in a Portfolio

For individual investors with long time horizons, a REIT fund offers a sound way to increase market exposure and invest in a sector believed to have above-average long-term growth prospects. Because REITs often enjoy low correlation to a number of other financial assets, such as large-cap stocks, they can help reduce volatility in an investment portfolio. Yet REITs also provide opportunity for capital appreciation, a characteristic that some investors overlook. In fact, REITs are best thought of as a means for strategically targeting a growth portfolio. They are not the low-risk, defensive asset that some investors mistake them to be.

When properly used in an asset allocation, REITs are capable of playing a dual role, because they share some characteristics of both fixed-income investments and small-cap stocks. By offering dividends, REITs, like bonds, can offer attractive current income that is generally stable. The average dividend yield on REITs is 8%* (Source: REITNet) more than six times the average dividend yield of a small-cap stock in the Russell 2000 Index. However, equity REITs are not interchangeable with high-quality bonds and other more conservative asset classes. This is because they are also vehicles for prospective growth, and come with additional forms of risk that are characteristic of more speculative investments. The average market capitalization of REITs on the Wilshire Real Estate Securities Index is $340 million**, and REITs comprise approximately 6% of the Russell 2000 Small-Cap Stock Index. Thus, REITs as an asset class can provide additional market exposure and the opportunity for income, but with the more aggressive growth characteristics of a sector fund investing substantially all of its assets in a single industry or group of related industries.

As REIT investors may have learned over the past three years, REITs can generally experience strong returns, or sizable losses, over a relatively short period of time. And, as noted, the REIT market may not move in parallel to major U.S. equities indexes. For more on how Delaware REIT Fund may fit into your overall asset allocation, contact your financial advisor or contact Delaware's Investment Information Center at 800 523-1918.

REITs can offer:

o  An additional asset class to a broad investment portfolio

o  Current income

o  Targeted growth potential



Statistics Source: REITNet

*    This does not represent the yield of Delaware REIT Fund.

** The median market capitalization for Delaware REIT Fund as of October 31, 2001 was $1.72 billion.

New
  at Delaware

Get a Jump on 2001 Taxes With Delaware's Online Account Access Feature!

Why wait for your year-end statement to arrive before you start your tax planning? Get a head start on your tax preparation for 2001.

You can review all of your 2001 Delaware Investments account transactions online at anytime by using Delaware's online Account Access feature. Register for online Account Access and start planning your tax strategy before the end of the year. And if you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuits Instant Data Entry.

The Instant Data Entry feature helps you complete your tax forms by quickly, securely, and accurately retrieving common tax information dividends and transactions from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.



To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform account transactions in a secure environment.

For more information about Delaware's online Account Access feature and Instant Data Entry, call our Shareholder Service Center at 800 523-1918. Shareholder representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time. You can also register for online Account Access by visiting our web site at www.delawareinvestments.com.

Delaware
  REIT Fund

Fund Basics

As of October 31, 2001
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$139.44 million
--------------------------------------------------------------------------------
Number of Holdings:
31
--------------------------------------------------------------------------------
Fund Start Date:
December 6, 1995
--------------------------------------------------------------------------------
Your Fund Managers:
Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. He is also a CFA charterholder.
--------------------------------------------------------------------------------
Thomas J. Trotman holds a bachelor's degree in accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation and Amerada Hess. Mr. Trotman is a CFA charterholder.
--------------------------------------------------------------------------------
Nasdaq Symbols
Class A DPREX
Class B DPRBX
Class C DPRCX

Fund Performance
Average Annual Total Returns
Through October 31, 2001            Lifetime        Five Years      One Year
--------------------------------------------------------------------------------
Class A* (Est. 12/6/95)
Excluding Sales Charge              +14.32%           +11.81%        +10.27%
Including Sales Charge              +13.18%           +10.50%         +3.93%
--------------------------------------------------------------------------------
Class B (Est. 11/11/97)
Excluding Sales Charge               +3.84%                           +9.44%
Including Sales Charge               +3.24%                           +4.44%
--------------------------------------------------------------------------------
Class C (Est. 11/11/97)
Excluding Sales Charge               +3.84%                           +9.44%
Including Sales Charge               +3.84%                           +8.44%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, Institutional Class, and The Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended October 31, 2001 for Delaware REIT Funds Institutional Class shares were +14.52%, +12.04%, and +10.51%, respectively. The Real Estate Investment Trust Portfolio Class share returns for the same periods were +14.52%, +12.04%, and +10.59%, respectively. The Institutional Class shares and The Real Estate Investment Trust Portfolio Class shares were originally available on November 11, 1997 and November 4, 1997, respectively, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance prior to these dates is based on the performance of the original class (established December 6, 1995) which operated under a substantially similar expense structure.

*Effective November 4, 1997, Delaware REIT Fund was redesigned. At that time, the legal name of the Funds original class (the Pooled Trust Class) was changed to the Class A and a distribution fee of up to 0.30% was implemented. The Class A shares performance information prior to that date reflects the performance of the Pooled Trust Class and has not been adjusted to reflect the effect of the distribution fee.

An expense limitation was in effect for all classes of Delaware REIT Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares.

Funds that concentrate investments in one industry, like Delaware REIT Fund, may involve greater risks than more diversified funds, including greater potential for volatility.

Nasdaq Symbol Institutional Class: DPRSX

Nasdaq Symbol Portfolio Class: DPRIX

Delaware
  REIT Fund

Performance of a $10,000 Investment
December 6, 1995 (Fund inception) through October 31, 2001 $22,000

                              Delaware REIT           NAREIT Equity
                              Fund Class A             REIT Index
                              -------------           -------------
12/06/95                         $ 9,425
12/31/95                         $ 9,803                $10,000
10/31/96                         $11,887                $11,719
10/31/97                         $17,414                $15,556
10/31/98                         $15,502                $13,567
10/31/99                         $15,085                $12,612
10/31/00                         $18,838                $14,920
10/31/01                         $20,772                $17,695


Chart assumes $10,000 invested on December 6, 1995, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the NAREIT Equity REIT Index at that months end, December 31, 1995. After December 31, 1995, returns plotted on the chart were as of the last day of each month shown. The NAREIT Equity REIT Index is an unmanaged composite of real estate investment trusts that invest in many types of U.S. properties. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                                    Delaware REIT Fund
of Net Assets                                                 October 31, 2001


                                                Number of           Market
                                                 Shares             Value
--------------------------------------------------------------------------------
Common Stock - 95.30%
Diversified REITs - 4.97%
 Vornado Realty Trust .........................  176,700         $ 6,926,640
                                                                 -----------
                                                                   6,926,640
                                                                 -----------
Healthcare REITs - 1.84%
 Nationwide Health Properties .................  130,200           2,564,940
                                                                 -----------
                                                                   2,564,940
                                                                 -----------
Hotel REITs - 0.75%
 MeriStar Hospitality .........................  110,200           1,046,900
                                                                 -----------
                                                                   1,046,900
                                                                 -----------
Industrial REITs - 10.19%
 AMB Property .................................  237,700           5,778,487
 First Industrial Realty Trust ................  100,300           2,758,250
 ProLogis Trust ...............................  284,900           5,678,057
                                                                 -----------
                                                                  14,214,794
                                                                 -----------

Mall REITs - 11.82%
 CBL & Associates Properties ..................  151,600           4,414,592
 General Growth Properties ....................  153,400           5,617,508
 Simon Property Group .........................  234,400           6,446,000
                                                                 -----------
                                                                  16,478,100
                                                                 -----------
Manufactured Housing REITs - 5.97%
 Chateau Communities ..........................  155,348           4,893,462
 Sun Communities ..............................   91,500           3,431,250
                                                                 -----------
                                                                   8,324,712
                                                                 -----------
Multifamily REITs - 13.65%
 Apartment Investment &
  Management - Class A ........................  108,100           4,536,957
 AvalonBay Communities ........................  100,294           4,553,348
 Camden Property Trust ........................   77,300           2,690,040
 Equity Residential Properties Trust ..........  167,400           4,344,030
 Essex Property Trust .........................   62,100           2,909,385
                                                                 -----------
                                                                  19,033,760
                                                                 -----------
Office REITs - 20.69%
 Alexandria Real Estate Equities ..............   88,400           3,553,680
 CarrAmerica Realty ...........................  146,000           4,133,260
 Equity Office Properties Trust ...............  399,374          11,382,159
 Prentiss Properties Trust ....................  209,000           5,308,600
 SL Green Realty ..............................  150,200           4,478,964
                                                                 -----------
                                                                  28,856,663
                                                                 -----------
Office/Industrial REITs - 10.54%
 Duke-Weeks Realty ............................  190,400           4,388,720
 Kilroy Realty ................................  113,800           2,664,058
 Liberty Property Trust .......................  117,800           3,157,040
 Reckson Associates Realty ....................  194,900           4,482,700
                                                                 -----------
                                                                  14,692,518
                                                                 -----------
Real Estate Operating Companies - 7.59%
 Catellus Development .........................  215,500           3,706,600
 Security Capital Group Class B ...............  147,400           2,756,380
 Starwood Hotels & Resorts Worldwide ..........   27,950             616,018
 Trizec Hahn ..................................  218,800           3,498,612
                                                                 -----------
                                                                  10,577,610
                                                                 -----------

                                                Number of           Market
                                                 Shares             Value
--------------------------------------------------------------------------------
Common Stock (continued)

Retail Strip Centers REITs - 7.29%
 Kimco Realty .................................   86,000        $  4,204,540
 Pan Pacific Retail Properties ................  214,700           5,957,925
                                                                ------------
                                                                  10,162,465
                                                                ------------
Total Common Stock (cost $125,980,858) ........                  132,879,102
                                                                ------------

                                                 Principal
                                                  Amount
                                                 ---------
Repurchase Agreements - 5.92%

 With BNP Paribas 2.57% 11/1/01
  (dated 10/31/01, collateralized
  by $841,000 U.S.Treasury Notes
  6.25% due 6/30/02,
  market value $882,336
  and $1,352,000 U.S. Treasury
  Notes 10.75% due 8/15/05,
  market value $1,733,060) ...................  $2,557,200         2,557,200

 With Cantor Fitzgerald 2.56%
  11/1/01 (dated 10/31/01,
  collateralized by $1,195,000
  U.S. Treasury Notes 4.625%
  due 2/28/03, market value
  $1,242,188 and $1,186,000
  U.S. Treasury Notes 4.25%
  due 5/31/03,
  market value $1,242,153) ...................   2,435,400         2,435,400

 With J. P. Morgan Chase 2.50%
  11/1/01 (dated 10/31/01,
  collateralized by $707,000
  U.S. Treasury Notes 6.125%
  due 12/31/01,
  market value $726,391) .....................     708,200           708,200

 With UBS Warburg 2.57% 11/1/01
  (dated 10/31/01, collateralized
  by $2,517,000 U.S. Treasury Notes
  7.50% due 11/15/01,
  market value $2,608,531) ...................   2,557,200         2,557,200
                                                                ------------

Total Repurchase Agreements
 (cost $8,258,000) ...........................                     8,258,000
                                                                ------------

Total Market Value of Securities - 101.22%
 (cost $134,238,858) .........................                   141,137,102

Liabilities Net of Receivables
 and Other Assets - (1.22%) ..................                    (1,696,349)
                                                                ------------
Net Assets Applicable to 9,771,482
 Shares Outstanding - 100.00% ................                  $139,440,753
                                                                ============

Statement                                                     Delaware REIT Fund
  of Net Assets (continued)                                   October 31, 2001

Net Asset Value  Delaware REIT Fund
 Class A ($62,868,822 / 4,405,243 Shares) ...... $14.27
                                                 ------
Net Asset Value  Delaware REIT Fund
 Class B ($29,422,925 / 2,063,196 Shares) ...... $14.26
                                                 ------
Net Asset Value  Delaware REIT Fund
 Class C ($16,325,758 / 1,144,681 Shares) ...... $14.26
                                                 ------
Net Asset Value  Delaware REIT Fund
 Institutional Class
 ($1,823,531 / 127,668 Shares) ................. $14.28
                                                 ------
Net Asset Value  Delaware REIT Fund
 The Real Estate Investment Trust
 Portfolio Class
 ($28,999,717 / 2,030,694 Shares) .............. $14.28
                                                 ------



Components of Net Assets at October 31, 2001:
Shares of beneficial interest
 (unlimited authorization  no par) ............. $128,448,230
Undistributed net investment income ............    1,060,256
Accumulated net realized
 gain on investments ...........................    3,034,023
Net unrealized appreciation of investments .....    6,898,244
                                                 ------------
Total net assets ............................... $139,440,753
                                                 ============

+ Non-income producing security for the year ended October 31, 2001.

Summary of Abbreviations:
REIT - Real Estate Investment Trust

Net Asset Value and Offering
 Price per Share  Delaware REIT Fund
Net asset value Class A (A) ....................      $14.27
Sales charge (5.75% of offering price,
 or 6.10% of amount invested per share) (B) ....        0.87
                                                      ------
Offering price .................................      $15.14
                                                      ======


(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                            Delaware REIT Fund
  of Operations                                      Year Ended October 31, 2001


Investment Income:
 Dividends .......................................................   $5,979,623
 Interest ........................................................      167,979   $ 6,147,602
                                                                     ----------   -----------

Expenses:
Management fees ..................................................      848,912
 Distribution expenses ...........................................      446,690
 Dividend disbursing and transfer agent fees and expenses ........      184,202
 Registration fees ...............................................       73,179
 Reports and statements to shareholders ..........................       56,141
 Accounting and administration expenses ..........................       48,435
 Professional fees ...............................................       12,758
 Custodian fees ..................................................        7,282
 Trustees fees ...................................................        3,648
 Taxes (other than taxes on income) ..............................          360
 Other ...........................................................       20,869      1,702,476
                                                                     ----------
 Less expenses absorbed or waived ................................                     (63,053)
 Less expenses paid indirectly ...................................                      (5,973)
                                                                                    -----------
 Total expenses ..................................................                   1,633,450
                                                                                   -----------

Net Investment Income ............................................                   4,514,152
                                                                                   -----------

Net Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments ................................                   4,200,624
 Net change in unrealized appreciation/depreciation of investments                    (624,501)
                                                                                   -----------
Net Realized and Unrealized Gain on Investments ..................                   3,576,123
                                                                                   -----------

Net Increase in Net Assets Resulting from Operations .............                  $8,090,275
                                                                                   ===========

See accompanying notes

Statements                                                    Delaware REIT Fund
  of Changes in Net Assets

                                                                              Year Ended
                                                                       10/31/01         10/31/00

Increase (Decrease) in Net Assets from Operations:
 Net investment income .............................................. $4,514,152      $3,399,750
 Net realized gain (loss) on investments ............................  4,200,624        (726,710)
 Net change in unrealized appreciation/depreciation of investments ..   (624,501)     13,645,809
                                                                      ----------     -----------
 Net increase in net assets resulting from operations ...............  8,090,275      16,318,849
                                                                      ----------     -----------

Dividends and Distributions to shareholders from:
 Net investment income:
  Class A .........................................................   (1,896,050)     (1,396,546)
  Class B .........................................................     (646,941)       (524,777)
  Class C .........................................................     (373,829)       (228,957)
  Institutional Class .............................................      (80,440)        (77,151)
  The Real Estate Investment Trust Portfolio Class ................   (1,181,640)     (1,164,747)
                                                                      ----------     -----------
                                                                      (4,178,900)     (3,392,178)
                                                                      ----------     -----------
Capital Share Transactions:
 Proceeds from shares sold:
  Class A .........................................................   36,660,190      24,150,162
  Class B .........................................................   21,280,630       5,838,214
  Class C .........................................................   12,401,738       4,840,758
  Institutional Class .............................................    1,521,334       3,739,451
  The Real Estate Investment Trust Portfolio Class ................           --              --

 Net asset value of shares issued upon reinvestment of
  dividends and distributions:
  Class A .........................................................    1,523,647       1,190,681
  Class B .........................................................      522,901         434,225
  Class C .........................................................      298,826         184,697
  Institutional Class .............................................       80,440          77,151
  The Real Estate Investment Trust Portfolio Class ................      810,856         788,688
                                                                     -----------     -----------
                                                                      75,100,562      41,244,027
                                                                     -----------     -----------
 Cost of shares repurchased:
  Class A .........................................................  (17,310,476)    (14,073,362)
  Class B .........................................................   (9,288,831)     (5,458,485)
  Class C .........................................................   (5,128,726)     (1,280,108)
  Institutional Class .............................................   (1,902,121)     (3,400,202)
  The Real Estate Investment Trust Portfolio Class ................           --              --
                                                                     -----------     -----------
                                                                     (33,630,154)    (24,212,157)
                                                                     -----------     -----------
Increase in net assets derived from capital share transactions ....   41,470,408      17,031,870
                                                                     -----------     -----------
Net Increase in Net Assets ........................................   45,381,783      29,958,541

Net Assets:
 Beginning of period ..............................................   94,058,970      64,100,429
                                                                     -----------     -----------
 End of period .................................................... $139,440,753     $94,058,970
                                                                    ============     ===========

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Delaware REIT Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                10/31/01      10/31/00      10/31/99      10/31/98(2)    10/31/97
Net Asset Value, Beginning of Period ..........................  $13.460       $11.300       $12.980       $16.260        $12.490

Income (Loss) from Investment Operations:
Net investment income(3) ......................................    0.594         0.565         0.514         1.118          0.616
Net realized and unrealized gain (loss) on investments ........    0.776         2.165        (0.809)       (2.713)         4.664
                                                                 -------       -------       -------       -------        -------
Total from investment operations ..............................    1.370         2.730        (0.295)       (1.595)         5.280
                                                                 -------       -------       -------       -------        -------

Less Dividends and Distributions from:
Net investment income .........................................   (0.560)       (0.570)       (0.710)       (0.865)        (0.720)
Net realized gain on investments ..............................       --            --        (0.675)       (0.820)        (0.790)
                                                                 -------       -------       -------       -------        -------
Total dividends and distributions .............................   (0.560)       (0.570)       (1.385)       (1.685)        (1.510)
                                                                 -------       -------       -------       -------        -------

Net Asset Value, End of Period ................................  $14.270       $13.460       $11.300       $12.980        $16.260
                                                                 =======       =======       =======       =======        =======


Total Return(1) ...............................................   10.27%        24.87%        (2.69%)      (10.98%)        46.50%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted) ....................... $62,869        $40,412       $23,975       $13,340       $60,089
Ratio of expenses to average net assets .......................   1.29%          1.20%         1.20%         1.11%         0.82%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly .....   1.35%          1.40%         1.43%         1.27%         0.99%
Ratio of net investment income to average net assets ..........   4.14%          4.52%         4.18%         4.31%         4.25%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly .....   4.08%          4.32%         3.95%         4.15%         4.08%
Portfolio turnover ............................................     61%            31%           48%           51%           58%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(2) Effective November 4, 1997, the original class of The Real Estate Investment Trust Portfolio was redesignated the Delaware REIT Fund Class A and became subject to a 0.25% 12b-1 distribution fee. Before that date, that class was not subject to such a fee; the financial highlights presented above have not been restated to reflect a 0.25% fee for the period prior to the portfolio redesignation. In conjunction with the redesignation of the original class, four additional classes of shares (Delaware REIT Fund Class B, Delaware REIT Fund Class C, Delaware REIT Fund Institutional Class and Delaware REIT Fund The Real Estate Investment Trust Portfolio Class), were created. Delaware REIT Fund Class A shares representing $54.9 million and $1.8 million were exchanged by shareholders for The Real Estate Investment Trust Portfolio Class and Institutional Class shares, respectively.

(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Delaware REIT Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   11/11/97(1)
                                                                                   Year Ended                          to
                                                                    10/31/01        10/31/00        10/31/99        10/31/98
Net Asset Value, Beginning of Period ..............................  $13.460         $11.300         $12.990         $16.230

Income (Loss) from Investment Operations:
Net investment income(3) ..........................................    0.498           0.473           0.422           0.914
Net realized and unrealized gain (loss) on investments ............    0.765           2.162          (0.810)         (2.559)
                                                                     -------         -------         -------         -------
Total from investment operations ..................................    1.263           2.635          (0.388)         (1.645)
                                                                     -------         -------         -------         -------

Less Dividends and Distributions from:
Net investment income .............................................   (0.463)         (0.475)         (0.627)         (0.775)
Net realized gain on investments                                          --              --          (0.675)         (0.820)
                                                                     -------         -------         -------         -------
Total dividends and distributions .................................   (0.463)         (0.475)         (1.302)         (1.595)
                                                                     -------         -------         -------         -------

Net Asset Value, End of Period ....................................  $14.260         $13.460         $11.300         $12.990
                                                                     =======         =======         =======         =======


Total Return(2) ...................................................    9.44%          23.92%          (3.43%)        (11.31%)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted) ...........................  $29,423         $16,547         $13,575         $12,802
Ratio of expenses to average net assets ...........................    2.04%           1.95%           1.95%           1.86%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly .........    2.10%           2.15%           2.18%           2.02%
Ratio of net investment income to average net assets ..............    3.39%           3.77%           3.43%           3.56%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly .........    3.33%           3.57%           3.20%           3.40%
Portfolio turnover ................................................      61%             31%             48%             51%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Delaware REIT Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   11/11/97(1)
                                                                                   Year Ended                          to
                                                                    10/31/01        10/31/00        10/31/99        10/31/98
Net Asset Value, Beginning of Period ..............................  $13.460         $11.300         $12.990         $16.230

Income (Loss) from Investment Operations:
Net investment income(3) ..........................................    0.504           0.473           0.422           0.914
Net realized and unrealized gain (loss) on investments ............    0.759           2.162          (0.810)         (2.559)
                                                                     -------         -------         -------         -------
Total from investment operations ..................................    1.263           2.635          (0.388)         (1.645)
                                                                     -------         -------         -------         -------

Less Dividends and Distributions from:
Net investment income .............................................   (0.463)         (0.475)         (0.627)         (0.775)
Net realized gain on investments ..................................       --              --          (0.675)         (0.820)
                                                                     -------         -------         -------         -------
Total dividends and distributions .................................   (0.463)         (0.475)         (1.302)         (1.595)
                                                                     -------         -------         -------         -------

Net Asset Value, End of Period ....................................  $14.260         $13.460         $11.300         $12.990
                                                                     =======         =======         =======         =======


Total Return(2) ...................................................    9.44%          23.92%          (3.43%)        (11.31%)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted) ...........................  $16,326          $8,513          $3,657          $2,435
Ratio of expenses to average net assets ...........................    2.04%           1.95%           1.95%           1.86%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly .........    2.10%           2.15%           2.18%           2.02%
Ratio of net investment income to average net assets ..............    3.39%           3.77%           3.43%           3.56%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly .........    3.33%           3.57%           3.20%           3.40%
Portfolio turnover ................................................      61%             31%             48%             51%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Delaware REIT Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   11/11/97(1)
                                                                                   Year Ended                          to
                                                                    10/31/01        10/31/00        10/31/99        10/31/98
Net Asset Value, Beginning of Period ..............................  $13.470         $11.310         $12.990         $16.230

Income (Loss) from Investment Operations:
Net investment income(3) ..........................................    0.625           0.596           0.545           1.134
Net realized and unrealized gain (loss) on investments ............    0.778           2.167          (0.807)         (2.659)
                                                                     -------         -------         -------         -------
Total from investment operations ..................................    1.403           2.763          (0.262)         (1.525)
                                                                     -------         -------         -------         -------

Less Dividends and Distributions from:
Net investment income .............................................   (0.593)         (0.603)         (0.743)         (0.895)
Net realized gain on investments ..................................       --              --          (0.675)         (0.820)
                                                                     -------         -------         -------         -------
Total dividends and distributions .................................   (0.593)         (0.603)         (1.418)         (1.715)
                                                                     -------         -------         -------         -------

Net Asset Value, End of Period ....................................  $14.280         $13.470         $11.310         $12.990
                                                                     =======         =======         =======         =======


Total Return(2) ...................................................   10.51%          25.18%          (2.42%)        (10.56%)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted) ...........................   $1,823          $2,013          $1,313          $1,504
Ratio of expenses to average net assets ...........................    1.04%           0.95%           0.95%           0.86%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly .........    1.10%           1.15%           1.18%           1.02%
Ratio of net investment income to average net assets ..............    4.39%           4.77%           4.43%           4.56%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly .........    4.33%           4.57%           4.20%           4.40%
Portfolio turnover ................................................      61%             31%             48%             51%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                Delaware REIT Fund The Real Estate Investment Trust Portfolio Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 11/4/97(1)
                                                                                 Year Ended                          to
                                                                  10/31/01        10/31/00        10/31/99        10/31/98
Net Asset Value, Beginning of Period ............................  $13.470         $11.310         $12.990         $16.340

Income (Loss) from Investment Operations:
Net investment income(3) ........................................    0.625           0.596           0.545           1.134
Net realized and unrealized gain (loss) on investments ..........    0.778           2.167          (0.807)         (2.769)
                                                                   -------         -------         -------         -------
Total from investment operations ................................    1.403           2.763          (0.262)         (1.635)
                                                                   -------         -------         -------         -------

Less Dividends and Distributions from:
Net investment income ...........................................   (0.593)         (0.603)         (0.743)         (0.895)
Net realized gain on investments ................................       --              --          (0.675)         (0.820)
                                                                   -------         -------         -------         -------
Total dividends and distributions ...............................   (0.593)         (0.603)         (1.418)         (1.715)
                                                                   -------         -------         -------         -------

Net Asset Value, End of Period ..................................  $14.280         $13.470         $11.310         $12.990
                                                                   =======         =======         =======         =======


Total Return(2) .................................................   10.59%          25.09%          (2.42%)        (11.17%)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted) .........................  $29,000         $26,574         $21,580         $40,807
Ratio of expenses to average net assets .........................    1.04%           0.95%           0.95%           0.86%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly .......    1.10%           1.15%           1.18%           1.02%
Ratio of net investment income to average net assets ............    4.39%           4.77%           4.43%           4.56%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly .......    4.33%           4.57%           4.20%           4.40%
Portfolio turnover ..............................................      61%             31%             48%             51%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.

See accompanying notes

Notes                                                        Delaware REIT Fund
  to Financial Statements                                    October 31, 2001

The Real Estate Investment Trust Portfolio (the Delaware REIT Fund or, the Fund) is a series of Delaware Pooled Trust (the Trust), which is organized as a Delaware business trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Institutional Class and The Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class and The Real Estate Investment Trust Portfolio Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The investment objective of the Fund is to seek to achieve a maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

1.   Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,604 for the year ended October 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2001 were approximately $3,369. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to January 1, 2001, DMC had a sub-advisory agreement with Lincoln Investment Management, Inc. (Lincoln), an affiliate of DMC, with respect to the management of the Fund. The investment management capabilities of Lincoln have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Lincoln are part of the same entity and, because there no longer is a need for the Fund to have an adviser and a sub-adviser, DMC assumed full day to day management of the Fund. For the services provided, DMC paid Lincoln an annual fee which was calculated at the rate of 0.30% of average daily net assets of the Fund. The Fund did not pay any fees directly to Lincoln.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.10% of average daily net assets of the Fund through March 1, 2002. Prior to March 1, 2001, such expenses were limited to 0.95% of the average net assets of the Fund.

Notes                                                        Delaware REIT Fund
  to Financial Statements  (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of the Class A shares average daily net assets. No distribution expenses are paid by Institutional Class and The Real Estate Investment Trust Portfolio Class shares.

At October 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC          $65,348
Dividend disbursing, transfer agent fees,
 accounting and other expenses payable to DSC      45,664
Other expenses payable to DMC and affiliates       30,309

For the year ended October 31, 2001, DDLP earned $50,878 for commissions on sales of the Funds Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3.   Investments

For the year ended October 31, 2001, the Fund made purchases of $103,606,534 and sales of $66,506,296 of investment securities other than U.S. government securities and short-term investments.

At October 31, 2001, the cost of investments for federal income tax purposes was $134,240,455. At October 31, 2001, the net unrealized appreciation was $5,896,647, of which $8,900,850 related to unrealized appreciation of investments and $3,004,203 related to unrealized depreciation of investments.

4.   Capital Shares

Transactions in capital shares were as follows:

                                                        Year Ended
                                                 10/31/01        10/31/00
Shares sold:
 Class A .....................................  2,508,230       1,948,158
 Class B .....................................  1,452,977         452,919
 Class C .....................................    848,065         398,061
 Institutional Class .........................    104,694         290,075
 The Real Estate Investment
  Trust Portfolio Class ......................         --              --

Shares issued upon reinvestment of
 dividends and distributions:
 Class A .....................................    107,598          98,631
 Class B .....................................     36,892          36,350
 Class C .....................................     21,079          15,250
 Institutional Class .........................      5,664           6,353
 The Real Estate Investment
  Trust Portfolio Class ......................     57,168          65,527
                                               ----------      ----------
                                                5,142,367       3,311,324
                                               ----------      ----------

Shares repurchased:
 Class A ..................................... (1,213,260)     (1,165,158)
 Class B .....................................   (656,316)       (460,885)
 Class C .....................................   (356,996)       (104,354)
 Institutional Class .........................   (132,139)       (263,112)
 The Real Estate Investment
  Trust Portfolio Class ......................         --              --
                                               ----------      ----------
                                               (2,358,711)     (1,993,509)
                                               ----------      ----------

Net increase .................................  2,783,656       1,317,815
                                               ==========      ==========

5.   Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2001, or at any time during the year.

Notes                                                        Delaware REIT Fund
  to Financial Statements  (continued)


6.   Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

7.   Tax Information (Unaudited)

The information set forth below is for the Funds fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2001, the Fund designates dividends and distributions paid during the year as follows:

    (A)             (B)
 Long-Term        Ordinary            (C)
Capital Gains      Income            Total              (D)
Distributions   Distributions    Distributions       Qualifying
(Tax Basis)      (Tax Basis)      (Tax Basis)        Dividends(1)
-------------   -------------    -------------       ------------
    --              100%              100%               --

(A) and (B) are based on a percentage of the Funds total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees

Delaware Pooled Trust -- The Real Estate Investment Trust Portfolio

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                           /s/ Ernst & Young LLP
                                           ---------------------
                                           Philadelphia, Pennsylvania
December 3, 2001

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                                Affiliated Officers                       Contact Information
Charles E. Haldeman, Jr.                         William E. Dodge                          Investment Manager
Chairman                                         Executive Vice President and              Delaware Management Company
Delaware Investments Family of Funds             Chief Investment Officer, Equity          Philadelphia, PA
Philadelphia, PA                                 Delaware Investments Family of Funds
                                                 Philadelphia, PA                          International Affiliate
Walter P. Babich                                                                           Delaware International Advisers Ltd.
Board Chairman                                   Jude T. Driscoll                          London, England
Citadel Constructors, Inc.                       Executive Vice President and
King of Prussia, PA                              Head of Fixed Income                      National Distributor
                                                 Delaware Investments Family of Funds      Delaware Distributors, L.P.
David K. Downes                                  Philadelphia, PA                          Philadelphia, PA
President and Chief Executive
Officer Delaware Investments Family of Funds     Richard J. Flannery                       Shareholder Servicing, Dividend
Philadelphia, PA                                 President and Chief Executive Officer     Disbursing and Transfer Agent
                                                 Delaware Distributors, L.P.               Delaware Service Company, Inc.
John H. Durham                                   Philadelphia, PA                          Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                                         2005 Market Street
                                                                                           Philadelphia, PA 19103-7057
John A. Fry
Executive Vice President                                                                   For Shareholders
University of Pennsylvania                                                                 800 523-1918
Philadelphia, PA
                                                                                           For Securities Dealers
Anthony D. Knerr                                                                           800 362-7500
Consultant
Anthony Knerr & Associates                                                                 For Financial Institutions
New York, NY                                                                               Representatives Only
                                                                                           800 659-2265
Ann R. Leven
Former Treasurer                                                                           Website www.delawareinvestments.com
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive
Officer MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN



(5321)                                                                                                     Printed in the USA
AR-095 [10/01] CG 12/01                                                                                                 J7642